NEWS                                                      [NiSource Logo]

                                                          801 E. 86TH AVENUE
                                                          MERRILLVILLE, IN 46410




FOR IMMEDIATE RELEASE
October 30, 2003

FOR ADDITIONAL INFORMATION
MEDIA                                       INVESTORS
Kris Falzone                                Dennis Senchak
Director, Corporate Affairs                 Vice President, Investor Relations
(219) 647-5581                              (219) 647-6085
klfalzone@nisource.com                      senchak@nisource.com

                                            Randy Hulen
                                            Director, Investor Relations
                                            (219) 647-5688
                                            rghulen@nisource.com

                                            Rae Kozlowski
                                            Manager, Investor Relations
                                            (219) 647-6083
                                            ekozlowski@nisource.com


                            NISOURCE REPORTS EARNINGS
  THIRD-QUARTER RESULTS REFLECT IMPACT OF COST CONTROL, IMPROVED BALANCE SHEET

MERRILLVILLE, IND. - Sustained cost containment efforts and lower interest expense contributed to solid earnings from continuing operations for NiSource Inc. (NYSE: NI) for the third quarter of 2003, despite cooler weather during the summer cooling season and increased pension and insurance costs.

NiSource today reported income from continuing operations of $23.5 million, or 9 cents per share (all per share amounts are basic), for the three months ended Sept. 30, 2003, compared with $23.2 million, or 11 cents per share, for the same period in 2002. Net income for the three months ended Sept. 30 was $15.4 million, or 6 cents per share, versus $23.2 million, or 11 cents per share, for the comparable 2002 period.
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                                   - PAGE 1 -

NISOURCE REPORTS EARNINGS
PAGE 2

Income from continuing operations for the nine months ended Sept. 30, 2003, was $285.1 million, or $1.10 per share, compared with $263.6 million, or $1.28 per share, for the same period in 2002. During the 2003 period NiSource recognized losses associated with discontinued operations, resulting in a net loss for the nine months ended Sept. 30 of $54.6 million, or a loss of 21 cents per share, versus net income of $290.4 million, or $1.41 per share, for the comparable 2002 period.

Taking into consideration reserve changes and environmental insurance recoveries, which decreased 2002 operating and maintenance (O&M) expenses by $37.8 million and decreased 2003 O&M by $20.2 million on a quarter-over-quarter basis, baseline O&M expenses are essentially flat, noted Gary L. Neale, NiSource chairman, president and chief executive officer.

"Our employees' continuing actions to streamline our operations while meeting customer needs have largely offset the effect of increased pension and insurance expenses," Neale stated. "Furthermore, since the end of 2000, we have reduced debt by $2 billion through funds generated from operations, the divestiture of our major non-core assets and the issuance of common equity, helping to drive down interest expense and strengthen our balance sheet."

Neale affirmed NiSource's guidance for year-end 2003 earnings of $1.65 per share from continuing operations, assuming normal weather in the fourth quarter.

"Our performance through the first nine months of this year shows that we are delivering on our commitments to the marketplace," he added. "Now that we have stabilized our balance sheet and divested non-core assets, we are committed to optimizing the value of our portfolio of regulated utility and pipeline businesses to generate long-term shareholder returns while providing superior customer service."

FACTORS THAT AFFECTED THIRD-QUARTER 2003 PERFORMANCE

o Interest expense decreased by $23.5 million, or 6 cents per share after tax, compared to the third quarter of 2002, as a result of continued debt reduction and lower short-term interest rates. The decrease in interest expense was partially offset by interest expense from long-term debt associated with Whiting Clean Energy, which was placed in service during 2002. Additional interest expense of $5.9 million, or 1 cent per share after tax, was recorded in the third quarter of 2002 related to this project.
o NiSource recognized a pre-tax gain of $16.2 million, or 4 cents per share after tax, from the sale of Columbia Service Partners, Inc., during the quarter.
o The overall effects of weather resulted in a negative impact on operating income of $16.9 million, or 4 cents per share after tax, compared to the quarter ended Sept. 30, 2002.
o Administrative and employee-related expenses were reduced by $16.4 million pre-tax, or 4 cents per share after tax, as a result of reorganization initiatives during 2002.
o The effects of increased pension expense reduced operating income by $9.4 million, or 2 cents per share after tax.

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                                   - PAGE 2 -

NISOURCE REPORTS EARNINGS
PAGE 3


THIRD QUARTER 2003 OPERATING INCOME BY SEGMENT

NiSource's third quarter 2003 operating income was $148.9 million compared with $178.1 million from the same period in 2002.

GAS DISTRIBUTION operations reported an operating loss of $27.2 million versus an operating loss of $20.2 million from the same period in 2002. The increase in the operating loss was mainly attributable to a decrease in net revenues as a result of lower non-weather related gas sales and increased pension costs during the quarter, mostly offset by a reduction in employee-related and administrative expenses as a result of the 2002 reorganization initiatives. The 2002 period was favorably impacted by environmental insurance recoveries.

GAS TRANSMISSION AND STORAGE operations reported operating income of $90.8 million, an increase of $4.7 million from the comparable 2002 period. The increase was mainly attributable to a reduction in employee-related and administrative expenses.

ELECTRIC operations sold 5,144.1 gwh, a decrease of 126.0 gwh from the comparable period last year as a result of cooler weather during the 2003 period. Operating income was $89.5 million, a decrease of $18.1 million from the comparable period last year, resulting from lower net revenues of $9.1 million primarily due to cooler weather in the 2003 period compared to the 2002 period and increased pension and property tax expenses.

The OTHER segment reported an operating loss of $12.3 million, versus operating income of $4.9 million in 2002. The decrease was mainly attributable to a reduction in estimated sales taxes related to sales of natural gas to customers of a subsidiary previously engaged in the retail and wholesale gas marketing business that occurred in 2002.

CORPORATE operating income was $8.1 million, an increase of $8.4 million from the comparable 2002 period. The increase was primarily due to the gain on the sale of Columbia Service Partners, Inc.

OTHER ITEMS

Interest expense was $113.6 million for the quarter compared to $137.1 million for the third quarter of last year, a decrease of $23.5 million due to a reduction of short- and long-term debt and lower short-term interest rates, partially offset by interest expense from long-term debt associated with Whiting Clean Energy, which was placed in service during 2002. Income taxes for the third quarter of 2003 were $13.1 million, a $1.2 million decrease from 2002, mainly due to lower pre-tax income in the 2003 period.


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                                   - PAGE 3 -

NISOURCE REPORTS EARNINGS
PAGE 4


NINE-MONTH PERIOD OPERATING INCOME BY SEGMENT

Operating income was $797.0 million for the nine months ended September 30, 2003, compared with $818.2 million for the same period in 2002.

GAS DISTRIBUTION throughput for the period decreased by 25.5 MDth to 626.3 MDth; the change is mainly due to a decrease in off system sales. Operating income was $343.8 million, an increase of $79.5 million from the same period in 2002. The improvement was mainly attributable to increased sales and deliveries of natural gas due to colder weather during the first quarter of 2003, net of increased uncollectible expenses resulting from a change in the method of calculation and the effects of weather-driven higher gas costs on the residential customer base, and a reduction in employee-related and administrative expenses. The 2002 period was positively impacted by insurance recoveries of environmental expenses.

GAS TRANSMISSION AND STORAGE operations reported operating income of $289.4 million, a decrease of $0.1 million from the comparable 2002 period, reflecting lower interruptible transmission service revenues and higher costs to meet customer demand during a period of sustained cold weather in the Northeast market areas during the first quarter, mostly offset by a reduction in employee-related and administrative expense and a reversal of a litigation reserve relating to a lawsuit that was settled in the second quarter of 2003. The 2002 period was also unfavorably impacted by the recognition of a reserve related to a long-term note receivable.

ELECTRIC operations sold 14,117.0 gwh, a decrease of 107.6 gwh from the comparable period last year as a result of cooler weather during 2003. Operating income was $206.2 million, a decrease of $54.2 million from the comparable period last year, primarily resulting from lower revenues due to credits issued as a result of the IURC electric rate review settlement, cooler weather during the summer season and increased pension expense, partly offset by a reduction in employee-related and administrative expense.

The OTHER segment reported an operating loss of $36.6 million, versus an operating loss of $24.5 million in 2002. The decrease was mainly attributable to a reduction in estimated sales taxes related to sales of natural gas to customers of a subsidiary previously engaged in the retail and wholesale gas marketing business that occurred in 2002.

CORPORATE operating loss was $5.8 million, versus operating income of $28.5 million in the 2002 period. The decrease was primarily due to the gain on the sale of NiSource's SM&P utility line-locating business in 2002, slightly offset by the gain on the sale of Columbia Service Partners, Inc. in 2003.

OTHER ITEMS

Interest expense was $351.5 million for the first nine months of 2003 compared to $386.4 million for the first nine months of last year, a decrease of $34.9 million due to a reduction of short- and long-term debt and lower short-term interest rates. Income taxes for the first nine months of 2003 were $166.9 million, a $12.9 million increase from 2002, due to higher pre-tax income in the 2003 period.

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

NISOURCE REPORTS EARNINGS
PAGE 5

ABOUT NISOURCE
NiSource Inc. (NYSE: NI) is a Fortune 500 holding company with headquarters in Merrillville, Ind., whose core operating companies engage in natural gas transmission, storage and distribution, as well as electric generation, transmission and distribution. NiSource operating companies deliver energy to
3.7 million customers located within the high-demand energy corridor stretching from the Gulf Coast through the Midwest to New England. Information about NiSource and its subsidiaries is available via the Internet at www.nisource.com.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's businesses, increased competition in deregulated energy markets, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk, many of which are beyond the control of NiSource. These and other risk factors are detailed from time-to-time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The company does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this news release.


                                       ###



                                   - PAGE 5 -

                                  NiSource Inc.
                              Income Statement Data

                                                                                   Three Months              Nine Months
                                                                               Ended September 30,       Ended September 30,
                                                                             ------------------------- -------------------------
(in millions, except per share amounts)                                             2003         2002         2003         2002
--------------------------------------------------------------------------------------------------------------------------------
NET REVENUES
    Gas distribution                                                             $ 286.6      $ 298.2    $ 2,606.6    $ 1,836.1
    Gas transmission and storage                                                   189.0        186.1        752.2        728.0
    Electric                                                                       328.2        317.9        854.6        855.2
    Other                                                                           94.5        106.2        350.6        164.1
--------------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                     898.3        908.4      4,564.0      3,583.4
    Cost of sales                                                                  321.0        303.0      2,315.3      1,380.1
--------------------------------------------------------------------------------------------------------------------------------
Total Net Revenues                                                                 577.3        605.4      2,248.7      2,203.3
--------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
    Operation and maintenance                                                      273.0        257.3        874.9        852.2
    Depreciation, amortization and depletion                                       123.1        124.6        372.6        365.8
    Gain on sale of assets                                                         (16.2)        (4.2)       (14.9)       (27.7)
    Other taxes                                                                     48.5         49.6        219.1        194.8
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                           428.4        427.3      1,451.7      1,385.1
--------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                   148.9        178.1        797.0        818.2
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (DEDUCTIONS)
    Interest expense, net                                                         (113.6)      (137.1)      (351.5)      (386.4)
    Minority interests                                                                 -         (5.1)        (2.5)       (15.3)
    Preferred stock dividends of subsidiaries                                       (1.1)        (1.8)        (3.4)        (5.5)
    Other, net                                                                       2.4          3.4         12.4          6.6
--------------------------------------------------------------------------------------------------------------------------------
Total Other Income (Deductions)                                                   (112.3)      (140.6)      (345.0)      (400.6)
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                               36.6         37.5        452.0        417.6
INCOME TAXES                                                                        13.1         14.3        166.9        154.0
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                                   23.5         23.2        285.1        263.6
--------------------------------------------------------------------------------------------------------------------------------
Income from Discontinued Operations - net of taxes                                   6.1            -          1.3         19.3
Gain (Loss) on Disposition of Discontinued Operations - net of taxes               (14.2)           -       (332.2)         7.5
Change in Accounting - net of tax                                                      -            -         (8.8)           -
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                $  15.4      $  23.2    $   (54.6)   $   290.4
================================================================================================================================

BASIC EARNINGS (LOSS) PER SHARE ($)
    Continuing operations                                                           0.09         0.11         1.10         1.28
    Discontinued operations                                                        (0.03)           -        (1.28)        0.13
    Change in accounting                                                               -            -        (0.03)           -
--------------------------------------------------------------------------------------------------------------------------------
BASIC EARNINGS (LOSS) PER SHARE                                                     0.06         0.11        (0.21)        1.41
--------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS (LOSS) PER SHARE ($)
    Continuing operations                                                           0.09         0.11         1.09         1.26
    Discontinued operations                                                        (0.03)           -        (1.27)        0.13
    Change in accounting                                                               -            -        (0.03)           -
--------------------------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS (LOSS) PER SHARE                                                   0.06         0.11        (0.21)        1.39
--------------------------------------------------------------------------------------------------------------------------------

BASIC AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)                                 261.4        205.7        258.9        205.6
DILUTED AVERAGE COMMON SHARES (MILLIONS)                                           263.3        208.1        260.8        208.7
--------------------------------------------------------------------------------------------------------------------------------




                                   - PAGE 6 -

                                  NISOURCE INC.
                     Summary of Financial and Operating Data

-------------------------------------------------------------------------------------------------------------------------
                                                                    Three Months                       Nine Months
GAS DISTRIBUTION OPERATIONS                                       Ended September 30,              Ended September 30,
(in millions)                                                    2003            2002             2003            2002
-------------------------------------------------------------------------------------------------------------------------
NET REVENUES
   Sales revenues                                             $ 291.7         $ 302.7          $ 2,644.5       $ 1,837.9
   Less: Cost of gas sold                                       170.0           166.5            1,899.3         1,179.2
-------------------------------------------------------------------------------------------------------------------------
Net Sales Revenues                                              121.7           136.2              745.2           658.7
   Transportation revenues                                       54.5            51.2              320.1           282.9
-------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                    176.2           187.4            1,065.3           941.6
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                    137.4           137.3              456.6           432.6
   Depreciation and amortization                                 47.2            47.4              142.7           141.3
   Other taxes                                                   18.8            22.9              122.2           103.4
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                        203.4           207.6              721.5           677.3
-------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                              $ (27.2)        $ (20.2)         $   343.8       $   264.3
=========================================================================================================================

REVENUES ($ IN MILLIONS)
   Residential                                                  164.9           146.4            1,720.0         1,104.8
   Commercial                                                    61.4            50.5              614.1           360.9
   Industrial                                                    28.4            14.7              138.9            67.0
   Transportation                                                54.5            51.2              320.1           282.9
   Off-system sales                                               6.6            60.6               67.2           167.3
   Other                                                         30.4            30.5              104.3           137.9
-------------------------------------------------------------------------------------------------------------------------
Total                                                           346.2           353.9            2,964.6         2,120.8
-------------------------------------------------------------------------------------------------------------------------

SALES AND TRANSPORTATION (MDTH)
   Residential sales                                             13.2            13.5              164.0           143.3
   Commercial sales                                               6.2             2.8               64.2            52.3
   Industrial sales                                               3.5             3.0               15.6            11.0
   Transportation                                                86.3           107.7              372.4           388.1
   Off-system sales                                               1.3            20.2                6.6            57.0
   Other                                                          1.3               -                3.5             0.1
-------------------------------------------------------------------------------------------------------------------------
Total                                                           111.8           147.2              626.3           651.8
-------------------------------------------------------------------------------------------------------------------------

HEATING DEGREE DAYS                                                66              17              3,437           2,811
NORMAL HEATING DEGREE DAYS                                         58              59              3,178           3,315
% COLDER (WARMER) THAN NORMAL                                      14%            (71%)                8%            (15%)

CUSTOMERS
   Residential                                                                                 2,229,713       2,338,718
   Commercial                                                                                    206,600         214,271
   Industrial                                                                                      5,882           6,227
   Transportation                                                                                783,964         645,327
   Other                                                                                             155              71
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                          3,226,314       3,204,614
-------------------------------------------------------------------------------------------------------------------------




                                   - PAGE 7 -

                                  NISOURCE INC.
               Summary of Financial and Operating Data (continued)

-------------------------------------------------------------------------------------------------------------------------
                                                                     Three Months                       Nine Months
TRANSMISSION AND STORAGE OPERATIONS                              Ended September 30,                Ended September 30,
(in millions)                                                    2003            2002               2003            2002
-------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
   Transportation revenues                                    $ 145.1         $ 157.3            $ 480.1         $ 532.4
   Storage revenues                                              44.2            44.7              133.5           134.5
   Other revenues                                                 2.1             2.4                9.1             8.4
-------------------------------------------------------------------------------------------------------------------------
Total Operating Revenues                                        191.4           204.4              622.7           675.3
Less: Cost of gas sold                                            5.7            13.4               12.8            40.1
-------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                    185.7           191.0              609.9           635.2
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                     56.4            66.4              197.6           224.7
   Depreciation and amortization                                 27.8            27.3               83.4            82.0
   Loss (Gain) on sale of assets                                 (0.1)           (1.1)               0.1            (1.5)
   Other taxes                                                   10.8            12.3               39.4            40.5
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         94.9           104.9              320.5           345.7
-------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                              $  90.8         $  86.1            $ 289.4         $ 289.5
=========================================================================================================================

THROUGHPUT (MDTH)
Columbia Transmission
   Market Area                                                  127.8           151.8              734.1           715.8
Columbia Gulf
   Mainline                                                     127.8           150.3              481.5           467.7
   Short-haul                                                    35.9            40.0               94.5           114.8
Columbia Pipeline Deep Water                                      1.5               -                4.9             0.2
Crossroads Gas Pipeline                                           9.1             5.6               25.2            20.2
Granite State Pipeline                                            2.1             1.5               23.1            21.6
Intrasegment eliminations                                      (127.6)         (132.6)            (464.2)         (418.5)
-------------------------------------------------------------------------------------------------------------------------
Total                                                           176.6           216.6              899.1           921.8
-------------------------------------------------------------------------------------------------------------------------



                                   - PAGE 8 -

                                 NISOURCE INC.
              Summary of Financial and Operating Data (continued)

-------------------------------------------------------------------------------------------------------------------------
                                                                    Three Months                       Nine Months
ELECTRIC OPERATIONS                                              Ended September 30,                Ended September 30,
(in millions)                                                    2003            2002              2003             2002
-------------------------------------------------------------------------------------------------------------------------
NET REVENUES
   Sales revenues                                             $ 314.8         $ 333.1           $ 837.0          $ 879.5
   Less: Cost of sales                                          108.9           118.1             285.9            288.4
-------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                    205.9           215.0             551.1            591.1
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                     57.0            53.9             167.4            164.6
   Depreciation and amortization                                 43.5            42.7             130.8            127.3
   Other taxes                                                   15.9            10.8              46.7             38.8
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                        116.4           107.4             344.9            330.7
-------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                              $  89.5         $ 107.6           $ 206.2          $ 260.4
=========================================================================================================================

REVENUES ($ IN MILLIONS)
   Residential                                                   94.7           106.7             229.3            245.5
   Commercial                                                    84.0            87.7             220.4            233.0
   Industrial                                                    90.9           105.2             282.2            296.7
   Wholesale                                                     34.0            34.9              79.4             77.0
   Other                                                         11.2            (1.4)             25.7             27.3
-------------------------------------------------------------------------------------------------------------------------
Total                                                           314.8           333.1             837.0            879.5
-------------------------------------------------------------------------------------------------------------------------

SALES (GIGAWATT HOURS)
   Residential                                                1,008.1         1,096.3           2,436.8          2,497.9
   Commercial                                                 1,011.8         1,040.2           2,722.5          2,763.1
   Industrial                                                 2,176.4         2,244.7           6,655.3          6,467.4
   Wholesale                                                    911.8           858.7           2,205.2          2,405.4
   Other                                                         36.0            30.2              97.2             90.8
-------------------------------------------------------------------------------------------------------------------------
Total                                                         5,144.1         5,270.1          14,117.0         14,224.6
-------------------------------------------------------------------------------------------------------------------------

COOLING DEGREE DAYS                                               459             752               572            1,015
NORMAL COOLING DEGREE DAYS                                        584             573               808              792
% WARMER (COOLER)  THAN NORMAL                                    (21%)            31%              (29%)             28%

ELECTRIC CUSTOMERS
   Residential                                                                                  386,227          382,757
   Commercial                                                                                    48,984           48,014
   Industrial                                                                                     2,548            2,604
   Wholesale                                                                                         19               21
   Other                                                                                            795              800
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                           438,573          434,196
-------------------------------------------------------------------------------------------------------------------------



                                   - PAGE 9 -

                                 NISOURCE INC.
              Summary of Financial and Operating Data (continued)

-------------------------------------------------------------------------------------------------------------------------
                                                                     Three Months                        Nine Months
OTHER (INCLUDES ASSETS HELD FOR SALE)                            Ended September 30,                Ended September 30,
(in millions)                                                    2003            2002               2003            2002
-------------------------------------------------------------------------------------------------------------------------
NET REVENUES
   Products and services revenue                              $  97.5          $ 17.2            $ 334.6         $  58.5
   Less:  Cost of products purchased                             90.4             8.5              315.1            44.3
-------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                      7.1             8.7               19.5            14.2
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                     17.2             0.6               43.8            34.3
   Depreciation and amortization                                  2.4             5.0                8.6             7.4
   Loss (Gain) on sale of assets                                    -            (3.1)               1.1            (6.6)
   Other taxes                                                   (0.2)            1.3                2.6             3.6
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         19.4             3.8               56.1            38.7
-------------------------------------------------------------------------------------------------------------------------
OPERATING LOSS                                                $ (12.3)         $  4.9            $ (36.6)        $ (24.5)
=========================================================================================================================


                                                                    Three Months                         Nine Months
CORPORATE                                                        Ended September 30,                Ended September 30,
($ in millions)                                                  2003            2002               2003            2002
-------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                           8.1            (0.3)              (5.8)           28.5
=========================================================================================================================

                                  - PAGE 10 -

                                  NISOURCE INC.
               Summary of Financial and Operating Data (continued)


-------------------------------------------------------------------------------------------------------------------------
CAPITALIZATION                                                                         SEPTEMBER 30,        December 31,
($ in millions)                                                                                 2003                2002
-------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK EQUITY                                                                  $ 4,253.7           $ 4,174.9
Company-obligated mandatorily redeemable preferred securities
   of subsidiary trust holding solely Company debentures                                           -               345.0
Preferred Stock                                                                                 81.1                84.9
Long-Term Debt                                                                               5,513.3             4,849.5
-------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITALIZATION                                                                       $ 9,848.1           $ 9,454.3
=========================================================================================================================

Current Maturities of Long-Term Debt                                                           874.4             1,224.9
-------------------------------------------------------------------------------------------------------------------------

Short-Term Debt                                                                                442.9               913.1
-------------------------------------------------------------------------------------------------------------------------

Shares Outstanding (thousands)                                                               262,447             248,860

Book Value of Common Shares                                                                    16.21               16.78
-------------------------------------------------------------------------------------------------------------------------


                                  - PAGE 11 -